SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  August 31, 1995 (August 28, 1995)



                            CAPITAL ASSOCIATES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




        Delaware                                               0-15525
(State of Incorporation)                                (Commission File Number)

                                   84-1055327
                        (IRS Employer Identification No.)



7175 West Jefferson Avenue, Lakewood, Colorado                           80235
   (Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (303) 980-1000













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Item 5. OTHER EVENTS

     On August 28, 1995, the Registrant issued the press release attached hereto as Exhibit 99, which is incorporated herein by reference. The press release announced that the Registrant's Board of Directors has authorized the repurchase of up to 500,000 shares of the Registrant's common stock from time-to-time in the open market. The press release also announced that as of August 28, 1995, the 500,000 shares represent approximately 5% of the Company's outstanding shares.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99     Press release issued August 28, 1995 by the Registrant
















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAPITAL ASSOCIATES, INC.
                                      ------------------------
                                      Registrant



Date:  August 31, 1995                By:/s/John E. Christensen
                                         ----------------------
                                         John E. Christensen
                                         Senior Vice President and
                                         Chief Financial Officer




































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                                  EXHIBIT INDEX
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ITEM
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99       Additional Exhibits